FIRST EAGLE FUNDS

First Eagle Overseas Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JANUARY 3, 2019
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2018

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2018, as may be amended or supplemented. Please review these matters carefully.

First Eagle Overseas Fund Opening to New Investors

Effective at the start of business on January 10, 2019, the First Eagle Overseas Fund (the “Overseas Fund”) will again begin accepting new investors without special restriction. At that time, shares of the Overseas Fund will be available for purchase as described in the section of the First Eagle Funds’ Prospectus entitled “About Your Investment—How to Purchase Shares.”

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The information contained in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2018, as may be amended or supplemented. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled “Fund Shares.”